Exhibit 99.1

Outperform in 2004 and Beyond February 25, 2004

Nasdaq:CINF Today's presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com

Structured for Strength and Stability 19th largest publicly traded insurer based on revenues 30th largest property casualty insurer by premium volume Market capitalization of $7 billion (2/20/2004) Strong growth and underwriting profit in 2002 and 2003 Well capitalized and highly rated

Enhancing Return to Shareholders Philosophy leads to long-term shareholder value 11.3% 10-year compound growth in paid dividends 10.0% increase in 2004 indicated annualized cash dividend 44th consecutive increase 5% stock dividend declared

Focus on Shareholder Value Operating Income Dividends Paid Net Income 1997* 1.49 0.5333 1.77 1998 1.16 0.5967 1.41 1999 1.52 0.6633 1.52 2000* 0.9 0.74 0.89 2001 1.29 0.82 1.19 2002 1.84 0.8775 1.46 2003* 2.39 0.9725 2.22 9 months 2002 1.25 1.11 0.655 9 months 2003 1.6 1.42 0.7225 * See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information.

Outperform in 2004 and Beyond Generate strong growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity-focused investment strategy Maintain financial strength

Leverage Regional Franchise and Proven Agency-centered Business Strategy

At Home on Main Street Regional carrier Main Street property casualty business 963 local independent insurance agencies in 31 states Market for about 75% of agency's typical risks Approximately 90% of property casualty policies less than $10,000 premium Agents in Main Street markets place value on claims service, market stability, access to executives CIC was No. 1 or No. 2 carrier in 71% of agency locations in 2002

Market for 75% of Agency's Typical Risks Life Homeowner Other Other Liability Commercial Multi-Peril Commercial Auto Workers' Comp Personal Auto 0.04 0.09 0.1 0.13 0.25 0.16 0.11 0.16 Commercial Lines 69% Property Casualty Personal Lines 27% 2003 Net Earned Premium Consolidated $2.749 Billion Property Casualty $2.653 Billion

Serving Select Group of 963 Independent Agencies in 31 States Headquarters (no branches) Actively Marketing

1998 1999 2000* 2001* 2002* 2003* Cincinnati 0.058 0.079 0.152 0.13 0.14 0.118 Estimated Industry (A.M. Best) 0.018 0.019 0.047 0.085 0.149 0.102 Opportunities for Continued Strong Property Casualty Premium Growth Room to grow in marketplace Continue to subdivide territories to improve service Increase penetration of each agency's business Selectively appoint new agencies * See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Net Written Premium Growth

Potential in the Marketplace 2002 Statutory Direct Written Premiums (Dollars in millions) Cincinnati Total P/C Industry Cincinnati Market Penetration Cincinnati Total P/C Industry Cincinnati Market Penetration Ohio $ 651 $ 16,882 3.9% Illinois 280 19,058 1.5 Indiana 221 8,802 2.5 Pennsylvania 156 16,807 0.9 Michigan 157 14,840 1.1 Georgia 161 10,764 1.5 All Active States $ 2,894 $ 247,359 1.2

Improving Service - Subdividing Territories, Adding Local Staff 87 territories at year-end 2003 from 70 at year-end 1998 Considering six new territories for 2004 1,112 local marketing, claims and other staff from 860 five years ago 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Premiums Written 14.958 14.569 14.729 15.03 14.494 14.765 15.886 17.335 19.975 21.565 23.1 Territories 51 56 60 63 68 70 70 74 76 83 87 Dollars in millions Commercial Premiums per Territory

Successful Agencies Agency Direct Written Premiums (Dollars in millions) 2002 2001 Agency Relationships 952 960 Cincinnati $2,449 $2,135 Total Agency P/C $13,263 $11,585 Cincinnati Agency Penetration 18.0% 18.4%

Selectively Appoint New Agencies Tap growth opportunities within existing states Familiar turf Maintain franchise value Investigate stagnant areas 28 new agency relationships in 2003 150 appointments projected 2004-2006

Life Insurance Opportunities Diversify revenue stream for property casualty agencies Expand product portfolio to meet needs of agency clients Add stable business that reduces impact of property casualty cycles

Further Improvement Balancing Growth with Profitability Anticipate FY 2004 statutory combined ratio of approximately 94.5% Assumes catastrophe losses in 3% to 3.5% range Leverage local knowledge/underwriting Maintain low-cost structure 1998 1999 2000* 2001* 2002* 2003* Estimated Industry (A.M. Best) 1.056 1.081 1.104 1.159 1.074 1.011 Cincinnati 1.042 1.004 1.099 1.036 0.996 0.955 Industry--excluding catastrophes 1.05 1.043 1.055 1.082 1.043 Cincinnati--excluding catastrophes 0.981 0.979 1.072 1.005 0.96 Post-dividend statutory combined ratio * See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information.

Commercial Lines - 69% of Premiums 10.8% net earned premium growth in 2003 91.6% statutory combined ratio* in 2003 Business lines: Commercial multi-peril Workers' compensation Commercial auto Other liability * See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Combined Ratio 0.932 1.023 0.947 0.977 0.903 0.919 0.947 0.897 Combined Ratio Excluding Catastrophes 0.92 0.967 0.934 0.964 0.893 0.89 0.927 0.868 Post-dividend statutory combined ratio

Personal Lines - 27% of Premiums 11.2% net earned premium growth in 2003 103.9% statutory combined ratio* in 2003 Business lines: Personal auto Homeowner 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Combined Ratio 1.049 1.198 1.045 0.992 0.995 1.152 1.119 0.9 Combined Ratio Excluding Catastrophes 0.989 1.053 1.051 0.906 1.008 0.974 0.953 0.939 Post-dividend statutory combined ratio * See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information.

Focus on Homeowner Targeting quarterly loss and loss expense ratio in 72% to 74% range by the end of 2005 Improve profitability through: Rate changes Insurance-to-value Changes in policy terms and conditions - water damage, others Re-underwriting programs 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Loss & LAE Ratio 0.797 1.378 0.885 0.862 0.631 1.339 1.325 0.42 Loss & LAE Ratio Excluding Catastrophes 0.621 0.96 0.92 0.616 0.676 0.851 0.832 0.557

Equity-focused Investment Strategy

Equity-focused Investment Strategy Portfolio Goals: Growth and Income Growth Long-term investment horizon Increases surplus Enhances book value and financial strength Primarily achieved with common and convertible securities Income Achieved with interest and dividends Bond quality rising; municipals, agency paper Large, long-term positions in proven, dividend-paying companies Reinvest coupon payments Compounding

Investment Portfolio - Equity-focused $6.293 billion in unrealized appreciation $607 million in net new invested assets in 2003 Focus on equity-linked securities and high- quality fixed income with intermediate maturities Common Stocks Convertibles Municipal Bonds Investment-Grade Corporate Bonds High-Yield Corporate Bonds 0.35 0.07 0.19 0.3 0.09 Common Stocks Convertible Securities Municipal Bonds Investment-Grade Corporate Bonds High-Yield Corporate Bonds 0.66 0.04 0.1 0.16 0.04 Book Value: $6.156 billion Market Value: $12.449 billion At December 31, 2003 High-Yield Bonds Municipal Bonds Convertible Securities

Investment Philosophy: Common Stocks Focus on equities With the ability and commitment to grow earnings and dividends Buy companies that have Strong and proven management teams Clean balance sheets Understandable product Favorable outlook Purchase at reasonable levels (value) Invest long term

Core Equity Holdings At December 31, 2003 Dollars in millions * Dollars in millions as of December 31, 2003 ** Source: Bloomberg L.P. as of December 31, 2003

Core Equity Holdings At December 31, 2003 Dollars in millions * Dollars in millions as of December 31, 2003 ** Source: Bloomberg L.P. as of December 31, 2003

Investment Philosophy: Bonds Focus on cash-flow yield Compounding interest on cash flows Diversity of holdings Taxable bonds Investment-grade (agency/corporate) High-yield Tax-exempt Municipal bonds

Investment Philosophy: Convertible Securities Hybrid security with fixed income and equity characteristics Equity-like returns with bond-like risks Stable income stream Potential for capital appreciation associated with underlying common stock Downside protection Favorable risk-based capital treatment

Focus on Compounding of Cash Flows Over the Long-term Investment income provides primary source of profits 2003 dividend increases from 29 of 51 = $16 million in annualized investment income Surplus contributes to financial strength Drives book value growth 1998 1999 2000 2001 2002 2003 Investment Income 368 387 415 421 445 465 At September 30 331 347 Based on pro forma data. See www.cinfin.com, Investors, Operations for reconciliation information.

Maintain Financial Strength

Maintain Financial Strength Property casualty surplus ratio of 1.01-to-1 vs. industry average 1.30-to-1 (12/31/03) Only 1.9% of property casualty companies rated A++ by A.M. Best Senior Debentures Property Casualty Life A.M. Best Aa A++ A+ Fitch A+ AA AA Moody's A2 Aa3 -- S&P A+ AA- AA-

Balance Sheet and Risk Management High-quality investment portfolio Loss reserve adequacy Low-risk reinsurance recoverables Strong cash flow and liquidity Modest indebtedness of $603 million or 9.7% of shareholders' equity Unchanged from prior year Effective oversight

Total Statutory Reserve Balance Objective: Modestly Redundant Reserves 1998 1999 2000 2001 2002 2003 High 1881 1967 2193 2267 2492 Low 1761 1844 2039 2428 2674 Actual 1840 1932 2182 2352 2608 2845 Property Casualty In millions

Statutory Property Casualty Reinsurance Recoverables to Policyholder Surplus 1998 1999 2000 2001 2002 2003 Cincinnati 0.056 0.066 0.075 0.215 0.253 0.2 Industry Average 0.403 0.447 0.492 0.657 0.721 Data from A.M. Best, 2003

1998 1999 2000 2001 2002 2003 Operating Cash Flow as of September 30 559 701 Operating Cash Flow 274 397 358 543 667 830 BOLI 300 20 33 Strong Cash Flow and Liquidity In millions

Conclusion February 25, 2004

A Look Ahead - Our View Outperform in 2004 High single-digit written premium growth 95% GAAP combined ratio 3.5% to 4.5% investment income growth And beyond Sustain steady growth Further improve combined ratio Accelerate investment income growth Bring results to bottom line Equity portfolio performance ahead of S&P 500 - resumption of book value growth

Cincinnati Financial Corporation February 25, 2004